UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 11, 2026

LIBERTY LIVE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-43015	33-2910829
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

T
Title of each class	Trading Symbol	Name of each exchange on which registered
Series A Liberty Live Group Common Stock	LLYVA	The Nasdaq Stock Market LLC
Series C Liberty Live Group Common Stock	LLYVK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07. Submission of Matters to a Vote of Security Holders

At Liberty Live Holdings, Inc.’s (the “Company”) annual meeting of stockholders held on May 11, 2026, the following proposals were considered and acted upon by the stockholders of the Company: (1) a proposal to elect Bill Kurtz to continue serving as a Class I member of the Company’s Board of Directors until the 2029 annual meeting of stockholders or his earlier resignation or removal; (2) a proposal to ratify the selection of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2026 (the “auditors ratification proposal”); (3) a proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers as described in the definitive proxy statement relating to the annual meeting under the heading “Executive Compensation” (the “say-on-pay proposal”); and (4) a proposal to approve, on an advisory basis, the frequency at which future say-on-pay votes will be held (the “say-on-frequency proposal”). The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal are set forth below.

1. Election of the following Nominee to the Company’s Board of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Bill Kurtz	43,078,052	1,592,376	1,904,130

Accordingly, the foregoing nominee was re-elected to the Company’s Board of Directors.

2. The Auditors Ratification Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
46,504,444	14,187	55,927	-

Accordingly, the auditors ratification proposal was approved.

3. The Say-On-Pay Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
40,534,072	4,130,213	6,143	1,904,130

Accordingly, the say-on-pay proposal was approved.

4. The Say-On-Frequency Proposal

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
9,740,695	18,775	34,883,437	27,521	1,904,130

Accordingly, the frequency at which future say-on-pay votes will be held is every three years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2026

LIBERTY LIVE HOLDINGS, INC.

By:	/s/ Brittany A. Uthoff
Name: Brittany A. Uthoff
Title: Vice President and Assistant Secretary

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